SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

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AXONYX INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AXONYX INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

The annual meeting of stockholders of Axonyx Inc., will be held at the offices of Eisner LLP, 750 Third Avenue, 16th Floor, New York, New York, 10017 on June 22, 2004, at 10:00 a.m. Eastern Standard Time, for the following purposes:

1.	To elect six directors by the holders of our common stock;

2.	To approve an amendment to our Restated Articles of Incorporation increasing the number of authorized shares of the Company's common stock to 150,000,000 shares;

3.	To approve our Second Amended and Restated 2000 Stock Option Plan;

4.	To ratify the appointment of Eisner LLP as our independent auditors for the fiscal year ending December 31, 2004; and

5.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

        The meeting may be adjourned from time to time and at any reconvened meeting action with respect to the matters specified in this notice may be taken without further notice to stockholders except as may be required by our by-laws. Stockholders of record at the close of business on May 6, 2004 are entitled to notice of, and to vote on, all matters at the meeting and any reconvened meeting following any adjournments thereof.

PROXY STATEMENT FOR ANNUAL MEETING
TO BE HELD JUNE 22, 2004

GENERAL INFORMATION

          The accompanying proxy is solicited by the Board of Directors of Axonyx Inc. (the “Board” or “Board of Directors”) with its principal executive offices at 500 Seventh Avenue, 10th Floor, New York, New York 10018 (“Axonyx” or the “Company”) to be voted at the 2004 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 22, 2004 at the offices of Eisner LLP, 750 Third Avenue, 16th Floor, New York, NY 10017 at 10:00 a.m. Eastern Standard Time, and any adjournment thereof.  When a proxy is properly executed and returned to Axonyx in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy.  If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the Company’s stockholders for approval.  With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.  This Proxy Statement and the accompanying proxy are being sent to stockholders on or about May 27, 2004.

PROXY REVOCATION PROCEDURE

          A proxy may be revoked at any time before it has been exercised by written notice of revocation given to the Secretary of the Company, by executing and delivering to the Secretary a proxy dated as of a later date than the enclosed proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken, or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not in and of itself revoke a proxy.

ABSTENTIONS, BROKER NON-VOTES

          The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes withheld from any nominee for election as a director, abstentions and broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

          The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Meeting, and votes withheld will not be counted toward the achievement of a plurality. The amendment of the Company’s Restated Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock requires the affirmative vote of a majority of the shares entitled to vote at the Meeting. On all other matters being submitted to the stockholders, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on such matter is required for approval. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present and voting on each matter. Broker non-votes are not considered for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of votes from which the majority is calculated.

HOLDERS OF RECORD, QUORUM

          Holders of record of our shares of common stock, par value $0.001 per share (“Common Stock”), our only class of issued and outstanding voting securities, at the close of business on May 6, 2004 are entitled to vote at the Annual Meeting.  There were 51,233,773 shares of Common Stock outstanding as of the record date.  The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.  Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors

          The Company’s business is managed under the direction of its Board of Directors.  The Board of Directors has designated as nominees for election all of the directors currently serving on the Board.  See “Nominees for Director” below for profiles of the nominees.  After the election of the directors at the meeting, the Company will have six directors.

          The Board believes that the incumbent directors, all of whom have indicated a willingness to continue serving as directors, continue to satisfy the eligibility requirements. The Board believes that re-electing the incumbent directors will promote stability and continuity and that such directors are expected to continue making substantial contribution to the Company by virtue of the familiarity and insight into the Company’s affairs accumulated during their tenure.

          All of the nominees have indicated a willingness to continue serving as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  The Company has no reason to believe that any nominee will be unavailable.

Nominees for Directors

          The following persons have been nominated by the Board of Directors for re-election to the Board of Directors:

Name	Age	Position

Marvin S. Hausman, M.D.	62	Chairman & Chief Executive Officer Director
Gosse B. Bruinsma, M.D.	49	President & Chief Operating Officer
		President of Axonyx Europe BV
		Director
Louis G. Cornacchia (1)(2)(3)	70	Director
Steven H. Ferris, Ph.D. (1)(2)(3)	60	Director
Gerard J. Vlak, Ph.D. (1)(2)(3)	70	Director
Ralph Snyderman, M.D.	64	Director

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee

(3)	Member of the Nominating Committee

          Marvin S. Hausman, M.D.  Marvin Hausman has served as a director and President & CEO of Axonyx since January 1997.  At the 2002 Annual Meeting of Stockholders held on June 11, 2002, Dr. Hausman was reelected as a director of Axonyx to serve until the 2003 Annual Meeting of Stockholders.  At a Board Meeting on June 11, 2002, Dr. Hausman was reelected as President and Chief Executive Officer of Axonyx to serve until the Board of Directors meeting to be held as soon as possible after the 2003 Annual Meeting of Stockholders.  Dr. Hausman was a co-founder of Medco Research Inc., a pharmaceutical biotechnology company specializing in adenosine products.  He has thirty years experience in drug development and clinical care.  Dr. Hausman received his medical degree from New York University School of Medicine in 1967 and has done residencies in General Surgery at Mt. Sinai Hospital in New York, and in Urological Surgery at U.C.L.A. Medical Center in Los Angeles.  He also worked as a Research Associate at the National Institutes of Health, Bethesda, Maryland.  He has been a Lecturer, Clinical Instructor and Attending Surgeon at the U.C.L.A. Medical Center Division of Urology and Cedars-Sinai Medical Center, Los Angeles.  He has been a Consultant on Clinical/Pharmaceutical Research to various pharmaceutical companies, including Bristol-Meyers International, Mead-Johnson Pharmaceutical Company, Medco Research, Inc., and E.R. Squibb.  Since October 1995, Dr. Hausman has been the President of Northwest Medical Research Partners, Inc., a medical technology and transfer company.  Dr. Hausman served on the Board of Directors of Oxis International, Inc. (“Oxis”) from March 2002 to November 2003.  The Company currently owns approximately 53% of the outstanding common stock of Oxis.  He was a member of the Board of Directors of Medco Research, Inc. from inception (1978) through 1992 and from May 1996 to July 1998.  Dr. Hausman was a member of the Board of Directors of Regent Assisted Living, Inc., a company specializing in building assisted living centers including care of senile dementia residents, from March 1996 to April 2001.

          Gosse B. Bruinsma, M.D. Gosse Bruinsma has served as President of Axonyx Europe BV since its formation in October 2000.  Dr. Bruinsma has served as the Chief Operating Officer of Axonyx since February 2001 and was Treasurer of Axonyx until September 2003.  At the 2003 Annual Meeting of Stockholders held on July 1, 2003, Dr. Bruinsma was elected as a director of Axonyx to serve until the 2004 Annual Meeting of Stockholders.  At a Board Meeting on July 1, 2003, Dr. Bruinsma was elected as Chief Operating Officer of Axonyx to serve until the Board of Directors meeting to be held as soon as possible after the 2004 Annual Meeting of Stockholders. In September 2003, Dr. Bruinsma was appointed President of Axonyx Inc. Dr. Bruinsma has over 15 years experience in the medical, pharmaceutical and biotechnology fields. Dr. Bruinsma received his undergraduate degree from McGill University, Montreal and received his medical degree from the University of Leiden, the Netherlands.  He joined the pharmaceutical industry to become European Medical Director for Zambon, Milan.  He subsequently joined the international contract research organization, ClinTrials Research, to become their Vice President for Medical and Regulatory Affairs.  In September 1995 Dr. Bruinsma joined Forest Laboratories in New York as Medical Director, with medical responsibility for their anti-hypertensive product launch, HRT program, Cervidil®, and their urological disease projects.  From September 1997 to 1999, Dr. Bruinsma was General Manager and Vice-President Development for Chrysalis Clinical Services Europe based in Switzerland.  From November 1999 until he joined Axonyx Europe BV, Dr. Bruinsma was the Vice President Development for Crucell BV (formerly IntroGene), a biotechnology company based in the Netherlands.  In April 2004 Dr. Bruinsma became a director of Oxis.

          Louis G. Cornacchia.  Mr. Cornacchia has served as a director of Axonyx since February 21, 2003.  Mr. Cornacchia has extensive experience in managing several engineering consultancy companies.  Mr. Cornacchia received a bachelors degree in Electrical Engineering from Manhattan College in 1955.  Between 1955 and 1963, Mr. Cornacchia was employed as an RF engineer at Hazeltine Electronics Corp. and at the Loral Systems Design Team where he worked on design of countermeasures/reconnaissance systems He was subsequently employed as Chief Engineer at Victory Electronics developing light imaging scopes for the U.S. Army.  In 1963, Mr. Cornacchia joined Norden Systems where he worked as a Test Equipment Manager for the F111D avionics program.  In 1969, Mr. Cornacchia formed Collins Consultants International, Ltd., an engineering consultancy firm, which provides services to Norden Systems and multiple defense engineering companies.  In 1974, Mr. Cornacchia formed Charger Tech Services, another engineering services company.  In 1987, Mr. Cornacchia formed Scinetics, an engineering consultancy firm that provides microwave wireless engineering services.  Scinetics provides engineering services for mobile cellular and PCS wireless companies, assisting them in obtaining approvals for seamless wireless networks.  Mr. Cornacchia is presently the President of Scinetics.  Mr. Cornacchia has also served as Chairman of the Board of Directors of Reliance Bank, White Plains, New York (1992-1995) and as a member of the Advisory Board of Patriot National Bank, Stamford, Connecticut (1995-2000).

          Steven H. Ferris, Ph.D.  Dr. Ferris has served as a director of Axonyx since January 6, 2003. Dr. Ferris is a neuropsychologist, psychopharmacologist and gerontologist who has been studying brain aging and Alzheimer’s disease for over thirty years.  Dr. Ferris is the Friedman Professor of the Alzheimer’s Disease Center in the Department of Psychiatry at New York University (NYU) School of Medicine, Executive Director of NYU’s Silberstein Institute for Aging and Dementia and Principal Investigator of their Alzheimer’s Disease Center.  Dr. Ferris has been at the NYU School of Medicine since 1973, where he has conducted a major research program focusing on cognitive assessment, early diagnosis and treatment of brain aging and Alzheimer’s disease.  He has served as the Associate Editor-in-Chief of Alzheimer Disease and Associated Disorders, is a member of the Medical and Scientific Affairs Council of the national Alzheimer’s Association, has served on several NIH peer review panels, and has been a member of the FDA Advisory Committee which reviews new drugs for Alzheimer’s disease.  He has conducted more than 50 clinical trials in aging and dementia and has been a consultant to numerous pharmaceutical companies who are developing new treatments for Alzheimer’s disease.  In April 2004, Dr. Ferris became a director of Oxis.

          Gerard J. Vlak, Ph.D.  Gerard Vlak has served as a director of Axonyx since February 21, 2003. Mr. Vlak has more than thirty years experience in corporate management and has considerable experience serving on corporate boards.  Dr. Vlak received a doctorate in Macro-Economics from the University of Tilburg in The Netherlands in 1967.  He has served as a Full Professor of Monetary Economics at Erasmus University in Rotterdam, The Netherlands and as a part-time Professor of Monetary Economics at V.E.H. Economic University in Brussels, Belgium.  From 1969 to 1988, Dr. Vlak was a member of the Executive Board of Rabobank Nederland.  At Rabobank Nederland, Dr. Vlak managed the corporate and international banking departments and was the Chairman of the Credit Committee.  He also set up and managed the U.S. operations of the bank through a new Federal Branch in New York.  After retirement from Rabobank in 1988, Dr. Vlak became a Regional Manager for the United States and Canada at the Amsterdam-Rotterdam Bank, N.V., and later, was the Executive Vice President and Chief Financial Officer of ABN-AMRO Bank USA.  From 1992 to the present, Dr. Vlak has been a member of the Board of Trustees of Bank Julius Baer Investment Funds and a member of the Board of Directors of The Rouse Company and Oce’-USA Holding, Inc. In April 2004, Dr. Vlak became a director of Oxis.

          Ralph Snyderman, M.D. Dr. Ralph Snyderman was appointed a Director of the Company on March 8, 2004, to serve in such capacity until the annual meeting. Dr. Snyderman serves as Chancellor for Health Affairs, Executive Dean of the School of Medicine, and James B. Duke Professor of Medicine, Duke University Medical Center.  He also serves as President and Chief Executive Officer of the Duke University Health System, one of the few fully integrated health systems in the country.  Additionally, Dr. Snyderman serves as a member of the Board of Directors of Proctor and Gamble Inc., Cardiome Pharma Corporation, and SAIC. Dr. Snyderman received his M.D., magna cum laude, in 1965 from the Downstate Medical Center of the State University of New York and he served his internship and residency in medicine at Duke.  Pre-eminent in his field of immunology, Dr. Snyderman is internationally recognized for his research contributions to our understanding of inflammation that have led to numerous important discoveries published in nearly 350 manuscripts over the last 25 years.

          There are no family relationships between any of the officers and directors.

          Vote required. The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees. Unless a stockholder requests that voting of the proxy be withheld for any one or more of the nominees for directors by so directing on the proxy card, the shares represented by the accompanying proxy will be voted FOR election, as directors, of the above-mentioned six nominees. If any nominee becomes unavailable for any reason (which event is not anticipated) to serve as a director at the time of the meeting, then the shares represented by such proxy may be voted for such other person as may be determined by the holders of such proxy. Directors will be elected at the meeting by a plurality of the votes cast. Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

          During the year ended December 31, 2003, the Board of Directors met on seven occasions and took action by unanimous written consent on eight occasions.  Each director attended or participated in 75% or more of the meetings held by the Board of Directors and each committee member attended 75% or more of the meetings held by each committee on which he served.

          The Board of Directors created the Compensation, Audit and Nominating Committees at the Board Meeting on January 13, 1999.  Prior to that neither the Company nor its predecessors had any Board Committees.

          The Nominating/Governance Committee. The Nominating/Governance Committee (the “Nominating Committee”) of the Board of Directors, currently consisting of Messrs. Ferris (chairman), Cornacchia and Vlak, makes proposals to the full Board of Directors concerning the hiring or engagement of directors, officers and certain employee positions.  The Nominating Committee met once in 2003.  Following the annual meeting and assuming the election of the nominated directors, the members of the Nominating Committee will be Messrs. Ferris, Cornacchia and Vlak. Each current member and each prospective member of the Nominating Committee meets the independence requirements under the marketplace rules of the Nasdaq Stock Market (Rule 4200).

          The Nominating Committee operates pursuant to a written charter, which complies with the corporate governance standards of the Nasdaq Stock Market. A copy of this charter is attached to this proxy statement as Appendix A. You can also access this document on our website at www.axonyx.com*.

          The Compensation Committee. The Compensation Committee of the Board of Directors, currently consisting of Messrs. Cornacchia (chairman), Ferris and Vlak, administers the Company’s 1998 and 2000 Stock Option Plans, and makes proposals to the full Board of Directors for officer compensation programs, including salaries, option grants and other forms of compensation.  The Compensation Committee met on two occasions in 2003. Following the annual meeting and assuming the election of the nominated directors, the members of the Compensation Committee will be Messrs. Cornacchia, Ferris and Vlak. Each current member and each prospective member of the Compensation Committee meets the independence requirements under the marketplace rules of the Nasdaq Stock Market (Rule 4200).

          The Compensation Committee operates pursuant to an amended and restated charter, approved by the Board of Directors on March 30, 2004, that complies with the corporate governance standards of the Nasdaq Stock Market. A copy of this amended and restated charter is attached to this proxy statement as Appendix B. You can also access this document on our website at www.axonyx.com.

          Compensation Committee Interlocks and Insider Participation

          There are no Compensation Committee Interlocks.

          * This website address is not intended to function as a hyperlink, and the information contained on the Company’s website is not intended to be part of this proxy statement. The foregoing applies to all references in this proxy statement to the Company’s website.

          The Audit Committee. The Audit Committee of the Board of Directors, currently consisting of Messrs. Vlak (chairman), Cornacchia and Ferris, recommends the firm to be employed as the Company’s independent public accountants, and oversees the Company’s audit activities and certain financial matters to protect against improper and unsound practices and to furnish adequate protection to all assets and records.  The Audit Committee met on three occasions in 2003. Following the annual meeting and assuming the election of the nominated directors, the members of the Audit Committee will be Messrs. Vlak, Cornacchia and Ferris.

          Each current member of the Audit Committee meets the independence requirements under the marketplace rules of the Nasdaq Stock Market (Rule 4200). Each prospective member of the committee will meet such requirements and, in addition, will also meet the additional independence requirements for audit committees specified by Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has determined that Dr. Vlak qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

          The Audit Committee operates under an amended and restated charter, approved by the Board of Directors on September 23, 2003. A copy of this amended and restated charter is attached to this proxy statement as Appendix C. You can also access this document on our website at www.axonyx.com.

Compensation of Directors

          Directors who are executive officers of our Company are not paid additional compensation for serving as directors.  The compensation for the other directors in fiscal year 2003 was as follows:

•	We did not pay our non-employee directors (Messrs. Cornacchia, Ferris and Vlak) for attending Board meetings.

•	Non-employee directors were reimbursed for some of their out-of-pocket expenses incurred to attend meetings.

•	The non-employee directors were granted stock options as set forth in the table below. The exercise price of such options is the market value of our common stock at the time of grant.

Name	Number of Stock Options Granted in 2003	Grant Date	Exercise or base price ($/Sh)

Louis G. Cornacchia (1)	50,000	09/23/03	$4.24
	50,000	02/21/03	$0.83
Steven H. Ferris, Ph.D. (2)	50,000	09/23/03	$4.24
	50,000	02/21/03	$0.83
Gerard J. Vlak, Ph.D. (3)	75,000	09/23/03	$4.24
	50,000	02/21/03	$0.83

(1)

Of the options exercisable at $0.83 per share, 30,000 are vested and 10,000 will vest on January 3, 2005 and 2006; Of the options exercisable at $4.24 per share, 12,500 are vested and 12,500 will vest on September 23, 2004, 2005 and 2006.

(2)

Of the options exercisable at $0.83 per share, 30,000 are vested and 10,000 will vest on January 1, 2005 and 2006; Of the options exercisable at $4.24 per share, 12,500 are vested and 12,500 will vest on September 23, 2004, 2005 and 2006.

(3)

Of the options exercisable at $0.83 per share, 30,000 are vested and 10,000 will vest on January 3, 2005 and 2006; Of the options exercisable at $4.24 per share, 18,750 are vested and 18,750 will vest on September 23, 2004, 2005 and 2006.

Director Attendance At Annual Meeting

          In March 2004, the Company adopted a policy encouraging members of the Board of Directors to attend annual meetings. Last year, all of the directors attended the annual meeting.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Principles

          We have adopted corporate governance principles to promote the effective functioning of our board. You can access this document on our website at www.axonyx.com.

          The policies described in our corporate governance principles and in this proxy statement are intended to set forth general guidance for the functioning of our Board and should not be viewed as a set of legally binding obligations. The Board may, from time to time, modify these principles and policies or approve deviations therefrom as it deems appropriate.

Code of Business Conduct and Ethics

          We have adopted a code of business conduct and ethics for our employees, officers and directors. You can access this document on our website at www.axonyx.com. This code constitutes a “code of ethics” as defined by the rules of the Securities and Exchange Commission. This code also contains “whistle blower” procedures adopted by our Audit Committee regarding the receipt, retention and treatment of complaints related to accounting, internal accounting controls or auditing matters and procedures for confidential anonymous employee complaints related to questionable accounting or auditing matters.

Director Independence

          The revised marketplace rules of the Nasdaq Stock Market require that a majority of a company’s directors be independent.

          We currently have four independent directors and two non-independent directors, who are employees of the Company. As of the annual meeting date, and assuming election of the directors nominated hereby, we will continue to have a majority of independent directors and be in full compliance with the revised marketplace rules of the Nasdaq Stock Market. In assessing director independence, we follow the criteria of the Nasdaq Stock Market. Our current independent directors are: Louis G. Cornacchia, Steven H. Ferris, Ph.D., Gerard J. Vlak, Ph.D and Ralph Snyderman, M.D.

Director Nomination Process

General

The Board has established a Nominating Committee as described above. The responsibilities of the Nominating Committee include among others: (i) identifying individuals qualified to become Board members; (ii) recommending to the Board those individuals that should be nominees for election or re-election to the Board or otherwise appointed to the Board (with authority for final approval remaining with the Board); and (iii) developing criteria for evaluating prospective candidates to the Board.

Process For Identifying and Evaluating Candidates

          The Nominating Committee may identify potential Board candidates from a variety of sources, including recommendations from current directors or management or any other source the Nominating Committee deems appropriate. The Nominating Committee may also engage a search firm or a consultant to assist it in identifying, screening and evaluating potential candidates. The Nominating Committee has been given sole authority to retain and terminate any such search firm or consultant.

          In considering candidates for the Board, the Nominating Committee evaluates the entirety of each candidate’s credentials. The Nominating Committee considers, among other things: (i) business or other relevant experience; (ii) expertise, skills and knowledge; (iii) integrity and reputation; (iv) the extent to which the candidate will enhance the objective of having directors with diverse viewpoints, backgrounds, expertise, skills and experience; (v) willingness and ability to commit sufficient time to Board responsibilities; and (vi) qualification to serve on specialized Board committees—such as the audit committee or compensation committee.

          The Nominating Committee has not yet adopted procedures to evaluate stockholder recommendations for potential Board candidates.

          The nominees for election at the upcoming annual meeting are Marvin S. Hausman, M.D., Gosse B. Bruinsma, M.D., Louis G. Cornacchia, Steven H. Ferris, Ph.D., Gerard J. Vlak and Ralph Snyderman, M.D.

Communications with the Board of Directors

          The Board currently does not yet have a formal process for stockholders to send communications to the Board or to its Audit Committee or Nominating Committee. Nevertheless,  the Board desires that the views of stockholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses will be provided to stockholders on a timely basis. The Board believes that informal communications are currently sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board may send communications directly to the Company, at 500 Seventh Avenue, 10th Floor, New York, New York 10018, Attention: Corporate Secretary. Such communications will be screened by the Corporate Secretary for appropriateness before either forwarding to or notifying the members of the Board of receipt of a communication.

          Please note that the foregoing procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding. For information concerning stockholder proposals, see “—Stockholder Proposals For The 2005 Annual Meeting.”

PROPOSAL 2
TO APPROVE AN AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF
INCORPORATION
INCREASING THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S
COMMON STOCK TO 150,000,000 SHARES

          The Company’s Restated Articles of Incorporation, as amended, (the Restated Articles) currently authorize the issuance of up to 90,000,000 shares of stock of which, the total number of shares of Common Stock that are authorized to be issued is 75,000,000. The Board of Directors of the Company has approved, subject to stockholder approval, an amendment (the Amendment) to the Restated Articles increasing the number of authorized shares of stock to 165,000,000, of which, the total number of shares of Common Stock that are authorized to be issued will be 150,000,000. The additional authorized shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized. A copy of the proposed amendment to the Restated Articles is attached to this proxy statement as Appendix D.

          The additional shares of Common Stock authorized by the Amendment could be issued at the direction of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company’s business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of Common Stock do not presently have preemptive rights to subscribe for any of the Company’s securities and holders of Common Stock will not have any such rights to subscribe for the additional Common Stock proposed to be authorized. Any future issuances of authorized shares of Common Stock may be authorized by the Board of Directors without further action by the stockholders.

          Although the Board of Directors will issue Common Stock only when required or when the Board considers such issuance to be in the best interests of the Company, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of stockholders. Furthermore, since Nevada law requires the vote of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the proposed amendment could permit the Board to issue shares to persons supportive of management’s position. Such persons might then be in a position to vote to prevent a proposed business combination that is deemed unacceptable to the Board, although perceived to be desirable by some stockholders, including, potentially, a majority of stockholders. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of Directors of the Company to retain their positions. Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions that might otherwise be desirable to stockholders.

          Except for (i) shares of Common Stock reserved for issuance under the Company’s stock option plans (including under the proposed amendment and restatement to the Company’s 2000 Amended and Restated Stock Option Plan) and other non-plan stock options (granted prior to June 30, 2003) and (ii) shares of Common Stock which the Company would be required to issue upon the exercise of outstanding warrants, the Board of Directors has no current plans to issue additional shares of Common Stock. However, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

Vote required. Approval of the Amendment to increase the number of authorized shares of the Company’s stock requires the affirmative vote of a majority of the shares entitled to vote at the Meeting. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S STOCK (ITEM 2 ON THE ENCLOSED PROXY CARD).

PROPOSAL 3
TO APPROVE AND ADOPT
OUR SECOND AMENDED AND RESTATED 2000 STOCK OPTION PLAN

          Shareholders will be asked at the annual meeting to vote on a proposal to approve and adopt the amendment and restatement of our 2000 Amended and Restated Stock Option Plan (the “2000 Plan”), which was adopted as of June 14, 2000 and was amended and restated as of March 20, 2002. The complete text of the Second Amended and Restated 2000 Stock Option Plan, as proposed to be amended and restated, is attached to this proxy statement as Appendix E.

          The plan, as proposed to be amended and restated, will (i) increase the number of options available under the plan from 3,500,000 shares of Common Stock to 7,500,000 shares of Common Stock and (ii) remove the “evergreen” provision that provides for the automatic increase of the share reserve on the first day of January of each calendar year, beginning in January 2003, by a number of shares equal to 4% of the total number of shares of Common Stock outstanding on the last trading day of the prior calendar year, subject to a maximum annual increase of 750,000 shares.

          The Board believes that increasing the number of shares of Common Stock reserved for issuance under the 2000 Plan is necessary to ensure that a sufficient reserve of Common Stock remains available for issuance to allow the Company to continue to utilize stock options to attract and retain the services of key individuals essential to the Company’s long-term growth and financial success. The Company relies on equity incentives in the form of stock option grants in order to attract and retain key employees, consultants and non-employee directors and believes that such equity incentives are necessary for the Company to remain competitive in the marketplace for executive talent and other key individuals. Option grants made to newly-hired and continuing employees, non-employee directors, consultants will be based on competitive market conditions, experience and individual performance. Without the proposed increase to the share reserve under the 2000 Plan, there will be only 216,380 shares remaining available for issuance under the 2000 Plan.

          The Board recommends the removal of the “evergreen” provision in accordance with the new regulations proposed by the Internal Revenue Service (“IRS”) in 2003. Under Proposed Treasury Regulations 1.421, 1.422 and 1.424 promulgated by the IRS, the requirement of a maximum share cap must apply to the entire option plan and therefore a plan that provides for the grant of incentive stock options cannot include an evergreen provision. Although the new regulations are not yet in effect as of the date of this proxy statement and it is difficult to predict when final regulations will be issued, the Board recommends amending the current option plan to comply with the proposed regulations in contemplation thereof.

Vote Required. Under the marketplace rules of the Nasdaq Stock Market, the proposal to approve the plan will be considered approved if a majority of the votes cast are in favor of approval. Abstentions will have the same effect as a vote against such approval, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether this matter has been approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPANY’S SECOND AMENDED AND RESTATED 2000 STOCK OPTION PLAN (ITEM 3 ON THE ENCLOSED PROXY CARD).

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF EISNER LLP
AS INDEPENDENT AUDITORS OF THE COMPANY

          Eisner LLP (formerly Richard A. Eisner & Company, LLP) has served as the Company’s independent accountants since 1998.  On March 30, 2004, the Board of Directors, subject to stockholder ratification, approved the continued appointment of Eisner LLP, independent auditors, to audit the accounts of the Company for the 2004 fiscal year.

          The Audit Committee intends to meet with Eisner LLP in 2004 on a quarterly or more frequent basis.  At such times, the Audit Committee will review the services performed by Eisner LLP, as well as the fees charged for such services.

          A representative of Eisner LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires.  The representative is also expected to be available to respond to appropriate questions from stockholders.

Fees Billed to the Company by Eisner LLP during Fiscal Year 2003.

          Set forth below is certain information concerning fees billed to us by Eisner LLP in respect of services provided in 2003 and 2002. As indicated below, in addition to auditing and reviewing our financial statements, Eisner LLP provided us with other services in 2003 and 2002. The audit committee has determined that the provision of these other services is compatible with maintaining the independence of Eisner LLP.

          Audit Fees. Audit fees consist of fees paid for the audit of our annual financial statements, review of the financial statements included in our reports on forms 10-Q, and other services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. The aggregate audit fees billed to us by Eisner LLP for services rendered to us in fiscal years 2003 and 2002 were $74,000 and $52,630, respectively.

          Audit Related Fees. Audit related fees consist of fees for services, other than the services described under “Audit Fees,” that are reasonably related to the audit of our annual financial statements and review of the financial statements included in our Reports on form 10-Q. The aggregate audit related fees billed to us by Eisner LLP for services rendered to us in the fiscal year 2003 were $1,400. These fees were primarily for Sarbanes-Oxley Section 404 planning. No such fees were incurred in 2002.

          Tax Fees. Tax fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning. The aggregate tax fees billed to us by Eisner LLP for services rendered to us in fiscal years 2003 and 2002 were $13,500 and $14,990, respectively. The tax fees included (1) tax return preparation fee, (2) New York City desk audit and amended return and (3) assistance with the filing of a withdrawal from Connecticut.

          All Other Fees. No other professional services were rendered to us by Eisner LLP and therefore no other fees were incurred in 2003 or 2002.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

          The charter of the audit committee requires that the committee pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to any exception permitted by law or regulation. The Audit Committee pre-approved all auditing services and permitted non-audit services rendered by Eisner LLP in 2003.

Vote required. Submission of the appointment to stockholder approval is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF EISNER LLP AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004 (ITEM 4 ON THE ENCLOSED PROXY CARD).

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

          The following is the report of the Audit Committee of the Board of Directors of Axonyx with respect to Axonyx’s audited financial statements for the fiscal year ended December 31, 2003, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 30, 2004.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review With Management

          The members of the Audit Committee reviewed and discussed the audited financial statements with certain members of the management of the Company.

Review and Discussions With Independent Accountants

          The Audit Committee of the Board of Directors of Axonyx met on March 26, 2004 to review the financial statements for the fiscal year ended December 31, 2003 audited by Eisner LLP, Axonyx’s independent auditors.  The Audit Committee discussed with a representative of Eisner LLP the matters required to be discussed by SAS 61.  The Audit Committee received the written disclosures and the letter from Eisner LLP required by Independence Standards Board Standard No. 1 and has discussed with Eisner LLP its independence.

Conclusion

          Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

          The Audit Committee of the Board of Directors:

Gerard J. Vlak, Ph.D., Chairman
Louis G. Cornacchia
Steven H. Ferris, Ph.D.

EXECUTIVE COMPENSATION

Executive Officers

          The executive officers of the Company are Marvin S. Hausman, M.D., Chairman and Chief Executive Officer, Gosse B. Bruinsma, M.D., President, Chief Operating Officer and President of Axonyx Europe BV, S. Collin Neill, Chief Financial Officer, Treasurer and Secretary. Michael R. Espey, the former Vice President, General Counsel and Secretary, left the Company effective December 31, 2002.

Summary Compensation

          The table below sets forth the aggregate annual and long-term compensation paid by us during our last three fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003 to our Chief Executive Officer and each of the four highest paid executive officers of Axonyx whose annual salary and bonus for fiscal year 2003 exceeded $100,000 (collectively, the “Named Executive Officers”).

		Annual Compensation (5)				Long Term Compensation Awards

Name and principal position	Year	Salary ($)	Bonus ($)	Other ($)		Securities underlying Options (#) (6)

Marvin S. Hausman	2003	$250,000	$175,000	$31,719	(8)	325,000	(7)
Dir., Chairman & CEO	2002	$246,000	—	$54,376		75,000
	2001	$225,000	—	$55,626		250,000
Gosse B. Bruinsma	2003	$253,120	$100,000	$28,250		300,000	(7)
Dir., President & COO (1)	2002	$197,000	—	$23,750		140,000
	2001	$170,000	$20,000	$22,500		200,000
S. Colin Neill CFO (2)	2003	$52,000	$10,000	$2,915		210,000	(7)
Robert G. Burford V.P. (3)	2003	—	—	—		—
	2002	$182,000	—	—		22,000
	2001	$175,000	—	—		100,000
Michael R. Espey	2003	$149,000	$75,000	—		100,000
Dir., V.P., Sec. (4)	2002	$147,000	—	—		30,000
	2001	$125,000	—	—		40,000

(1)

Gosse B. Bruinsma, M.D. became an employee of Axonyx in October 2000. Dr. Bruinsma resides and operates from the Axonyx Europe BV offices in Leiden, The Netherlands.  Dr. Bruinsma’s salary for 2003 was Euro 224,000 and his expense allowance was Euro 25,000.  These amounts are reflected in the table above at the average dollar/euro exchange rate of 1.13 for 2003, 0.95 for 2002 and 0.90 for 2001.

(2)	S. Colin Neill became an employee of the Company in September 2003. Mr. Neill was reimbursed $2,915 for various business expenses including life insurance.

(3)	Robert G. Burford ceased to be an officer and an employee of the Company on December 31, 2002.

(4)	Michael R. Espey ceased to be an officer and an employee of the Company, effective December 31, 2003.

(5)	No Named Executive Officer was paid other annual compensation in an amount exceeding the lesser of either $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer.

(6)

The number of options granted for each Named Executive Officer in 2001 have been adjusted to include options granted on December 1, 2001 under our 2000 Amended and Restated Stock Option Plan which were contingent upon stockholder approval of an increase in the number of shares reserved for issuance under the 2000 Amended and Restated Stock Option Plan.  In June 2002, the stockholders of the Company approved the 2000 Amended and Restated Stock Option Plan, increasing the number of shares reserved for issuance under that Plan.  The increase in options granted for each Named Executive Officer in 2001 due to this adjustment are as follows:  Marvin S. Hausman, M.D. 155,000; Gosse B. Bruinsma, M.D. 124,000; Robert G. Burford 62,000; Michael R. Espey 24,800.

(7)

The number of options granted for certain Executive Officers in 2003 have been adjusted to include options granted in 2003 under our 2000 Amended and Restated Stock Option Plan which were contingent upon the January 1, 2004 increase in the number of shares reserved for issuance under the 2000 Amended and Restated Stock Option Plan by 750,000 shares per the evergreen provision. The increase in options granted for each Executive Officer in 2003 due to this adjustment are as follows:  Marvin S. Hausman, M.D. 125,000; Gosse B. Bruinsma, M.D. 100,000; S. Colin Neill 93,620.

(8)	The Company reimburses the Chairman and CEO to cover costs of maintaining an office and related support costs in Portland, Oregon.

B. Option Grants in Fiscal Year 2003

          The following table sets forth certain information with respect to option grants to our Named Executive Officers in 2003.  All of the grants were made under the 2000 Amended and Restated Stock Option Plan.  We have not granted any stock appreciation rights.

Option Grants in Fiscal Year 2003

Individual Grants

	Number of securities underlying Options Granted (#)	Percent of total options granted to employees in fiscal year	Exercise or base price ($/Sh)	Expiration date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)

Name					5% ($)	10% ($)

Marvin S. Hausman (2)	200.000	34.6%	$1.18	3/16/13	$148,419	$367,123
	125,000		$3.61	11/17/13	$283,789	$719,176
Gosse B. Bruinsma (3)	200,000	31.9%	$1.07	3/16/13	$134,583	$341,061
	100,000		$3.61	11/17/13	$227,031	$575,341
S. Colin Neill (4)	200,000	22.3%	$3.76	9/14/13	$472,929	$1,198,494
	10,000		$3.61	11/17/13	$22,703	$57,534
Michael R. Espey (5)	100,000	10.6%	$1.07	3/16/13	$67,292	$170,530

(1)	These amounts represent hypothetical gains that could be achieved for the respective options at the end of the ten-year option term. The assumed 5% and 10% rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent Axonyx’s estimate of the future market price of the common stock.

(2)	On March 17, 2003, Axonyx granted 200,000 Incentive Stock Options exercisable at $1.18 per share to Marvin S. Hausman, M.D., with 50,000 options vesting on March 17, 2003, 2004, 2005 and 2006. On November 18, 2003, Axonyx granted 125,000 Non-Statutory Stock Options exercisable at $3.61 per share to Marvin S. Hausman, MD, with 31,250 options vesting on November 18, 2003, 2004, 2005 and 2006. The November 18, 2003 grant was contingent upon the effectiveness of the evergreen provisions adding 750,000 additional shares to the 2000 Amended and Restated Stock Option Plan effective January 1, 2004.

(3)	On March 17, 2003, Axonyx granted 200,000 Incentive Stock Options exercisable at $1.07 per share to Gosse B. Bruinsma, M.D., with 50,000 options vesting on March 17, 2003, 2004, 2005 and 2006. On November 18, 2003, Axonyx granted 100,000 Non-Statutory Stock Options exercisable at $3.16 per share to Gosse B. Bruinsma, M.D., with 25,000 options vesting on November 18, 2003, 2004, 2005 and 2006. The November 18, 2003 grant was contingent upon the effectiveness of the evergreen provisions adding 750,000 additional shares to the 2000 Amended and Restated Stock Option Plan effective January 1, 2004.

(4)	On September 15, 2003 Axonyx granted 106,380 Incentive Stock Options and 93,620 Non-Statutory Options exercisable at $3.76 per share to S. Colin Neill, with 50,000 options vesting on September 15, 2003, 2004, 2005 and 2006. The September 15, 2003 grant for 93,620 options was contingent upon the effectiveness of the evergreen provisions adding 750,000 additional shares to the 2000 Amended and Restated Stock Option Plan effective January 1, 2004. On November 18, 2003, Axonyx granted 10,000 Non-Statutory Stock Options exercisable at $3.61 per share to S. Colin Neill with 2,500 options vesting November 18, 2003, 2004, 2005 and 2006.

(5)	On March 17, 2003, Axonyx granted 100,000 Incentive Stock Options exercisable at $1.07 per share to Michael R. Espey, with 25,000 options vesting on March 17, 2003 and 2004. Since Mr. Espey ceased to be an officer and employee of the Company on December 31, 2003, no further vesting of such options will occur.

(5)

On March 17, 2003, Axonyx granted 100,000 Incentive Stock Options exercisable at $1.07 per share to Michael R. Espey, with 25,000 options vesting on March 17, 2003 and 2004. Since Mr. Espey ceased to be an officer and employee of the Company on December 31, 2003, no further vesting of such options will occur.

C. Aggregate Option Exercises in Fiscal Year 2003 Year End Option Values

          The following table sets forth the number and value of unexercised options held by the Named Executive Officers as of December 31, 2003.

Aggregated Option Exercises in Fiscal Year 2003 and Year-End Option Values

	Number of securities underlying unexercised options at fiscal year end # (2)		Value of unexercised in-the- money options at fiscal year end ($) (3)

Name	Exercisable/ unexercisable		Exercisable/ unexercisable

Marvin S. Hausman, M.D., Chairman & CEO	718,750	/	$973,750	/
	381,250		$984,000
Gosse B. Bruinsma, M.D., Pres. & COO	440,000	/	$620,600	/
	400,000		$977,700
S. Colin Neill, C.F.O.	52,500	/	$58,650	/
	157,900		$175,950
Robert G. Burford, V.P.	286,000	/	$166,705	/
	46,000		$91,780
Michael R. Espey, V.P. & Secretary	164,000	/	$194,090	/
	106,000		$370,410

(1)	There were no exercises of options by Named Executive Officers in fiscal year 2003.

(2)

The number of options granted for certain Executive Officers in 2003 have been adjusted to include options granted in 2003 under our 2000 Amended and Restated Stock Option Plan which were contingent upon the January 1, 2004 increase in the number of shares reserved for issuance under the 2000 Amended and Restated Stock Option Plan by 750,000 shares per the evergreen provision. The increase in options granted for each Executive Officer in 2003 due to this adjustment are as follows:  Marvin S. Hausman, M.D. 125,000; Gosse B. Bruinsma, M.D. 100,000; S. Colin Neill 93,620.

(3)	Dollar amounts reflect the net values of outstanding stock options computed as the difference between $4.87 (the fair market value at December 31, 2003) and the exercise price of the options.

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

          Axonyx does not have employment contracts with any of its Named Executive Officers, except as follows:

          Gosse B. Bruinsma, M.D., President, Chief Operating Officer and Director.  On September 21, 2002, Axonyx signed an Employment Agreement with Dr. Bruinsma under which Dr. Bruinsma agreed to serve as President of Axonyx Europe BV, a wholly owned subsidiary of Axonyx Inc, and Chief Operating Officer of Axonyx Inc. and was to be paid an annual salary of US$200,000. In addition, $25,000 per year is available to Dr. Bruinsma for reimbursement of expenses, including for the use of a home office and personal equipment, health insurance, disability insurance, life insurance, pension distribution and auto lease premium.  This agreement has been renewed and now extends through September 2006.  The salary has been determined at Euro 260,000 and the expense reimbursement at Euro 25,000.

          In March 2004, following approval of the Compensation Committee and the Board, Axonyx entered into change of control agreements with Marvin S. Hausman, Gosse Bruinsma and S. Colin Neill.  Each agreement provides that if the executive’s employment is terminated without “cause,” as defined in the agreement, within 90 days prior to, or one year following, a “change of control,” he will receive severance pay equal to 200% of his annual base salary for the then-current year, plus the greater of the annual bonus he received for the prior year or the then-current annual target bonus.  Such payments are also required to be made in connection with a change of control if the executive has “good reason” to terminate his employment, as defined in the agreement.  A “change of control” involves an acquisition of at least 50% of the voting power of the Company’s securities, a change in at least a majority of the members of the current Board of Directors, or approval by the Board of Directors or stockholders of the Company of a transaction where such change of voting control or composition of the Board would occur, where the Company would be liquidated or where all or substantially all of its assets would be sold.

          In addition, all options granted under the 1998 Stock Option Plan and the 2000 Amended and Restated Stock Option Plan, including those to its executive officers, provide for accelerated vesting upon a change in control, among other events.

Equity Compensation Plan Information

          The following table sets forth information about the common stock available for issuance under compensatory plans and arrangements as of December 31, 2003.

	(a)	(b)	(c)

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights.	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plan approved by security holders (1)	1,374,600	$5.72	—
Equity compensation plan approved by security holders (2)	2,738,380	$2.86	11,620
Equity compensation plans not approved by security holders	375,000 (3)	$4.41	—
Total	4,487,980	$3.87	11,620

(1)

As of December 31, 2003, we have granted options to purchase an aggregate of 1,374,600 shares of common stock under our 1998 Stock Option Plan.  As of December 31, 2003, no options are available for future grant under the 1998 plan.  The plan terminated on January 15, 2003.

(2)

As of December 31, 2003, we have granted options to purchase an aggregate of 3,212,000 shares of common stock under our 2000 Amended and Restated Stock Option Plan.  As approved by stockholders, we may grant additional options to purchase up to 579,000 shares under our 2000 Amended and Restated Stock Option Plan.  The number of shares reserved for issuance pursuant to options under the 2000 Amended and Restated Stock Option Plan, as amended on June 14, 2002, was increased by 750,000 shares on January 1, 2003 pursuant to an evergreen provision in the stock option plan. 318,620 options in 2003 were issued contingent upon the January 1, 2004 evergreen provision increasing the 2000 Stock Option Plan shares by 750,000 shares.

(3)	As of December 31, 2003, we have outstanding an aggregate of 375,000 options to consultants and advisors outside of our 1998 and 2000 stock option plans.

Compensation Committee Report on Executive Compensation

          The Compensation Committee of the Board of Directors, which is composed of outside directors, is responsible for setting and administering the policies and programs that govern compensation.  The Compensation Committee was originally formed in January 1999.  Prior to that time no executive compensation, other than limited consultant fees, was paid.  For 2003, the Company’s executive compensation consisted of two components: (1) an annual component, i.e., salaries, and the potential for year end bonuses, and (2) a long-term component, i.e., stock options.  The Compensation Committee bases its decisions on executive compensation based on individual assessments of the amount of compensation required to attract individuals to fill positions in the Company and motivate those individuals to focus on achieving the objectives of the Company.  The Compensation Committee seeks to reward the management team if the Company achieves its corporate objectives, and it also recognizes meaningful differences in individual performance and offers the opportunity for executives to earn rewards when merited by individual performance.

          Annual Component.  Salaries for executive officers are determined by the Committee with reference to the job description and a general assessment of the executive’s performance, experience and potential.  Year-end bonuses may be granted subject to an assessment of an executive’s performance against established objectives.  The Committee establishes these salaries annually or semi-annually, depending upon the individual.

          Long-Term Component.  The Compensation Committee awarded stock options or contingent stock options to its executive officers in November 2003 based on the Committee’s assessment of the accomplishment of corporate and individual objectives.  These options provide the opportunity to buy a number of shares of the Company’s Common Stock at a price equal to the market price of the stock on the date of Committee approval of the grant.  These options are generally subject to four year vesting, so that they become exercisable in annual installments during the participant’s period of service with the Company.  The Committee believes that, because these options gain value only to the extent that the price of the Company’s Common Stock increases above the option exercise price during the term of the optionee’s service, management’s equity participation offers a significant incentive and helps to create a long-term partnership between management/owners and other stockholders.  The Committee believes that the grant of stock options should reflect the Company’s success in meeting objectives established by the Board, each individual officer’s ability to attain such objectives and such officer’s contribution towards the attainment of past objectives.

          Compliance with Internal Revenue Code Section 162(m). As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one calendar year.  This limitation will apply to all compensation which is not considered to be performance-based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation.  The Amended and Restated 2000 Stock Option Plan (as well as the Second Amended and Restated 2000 Stock Option Plan), contains certain provisions which permit the Company, on a grant-by-grant basis, to make awards of stock options (with an exercise price equal to or greater than fair market value of the Common Stock on the date of grant) that will qualify as performance-based compensation so that any compensation deemed paid in connection with those options will be excluded from the 162(m) limitation.  The Company’s 1998 Stock Option Plan does not contain provisions to qualify stock options under that plan as performance-based compensation.  The Compensation Committee considers this among all factors taken into account when setting compensation policy and making individual compensation decisions.

          The Compensation Committee does not expect that the compensation to be paid to any of the Company's executive officers for 2003 will exceed the $1 million limit per officer; however, it is possible that in the future the deductibility of compensation may be limited by Internal Revenue Code Section 162(m).

          The Compensation Committee of the Board of Directors:

Louis G. Cornacchia, Chairman Steven H. Ferris, Ph.D. Gerard J. Vlak, Ph.D.

PERFORMANCE GRAPH

          Set forth below is a graph comparing the cumulative total stockholder return of $100 invested in our Common Stock on January 4, 1999 (the day our shares commenced trading) through December 31, 2003 with the cumulative total return of $100 invested in the Nasdaq Stock Market (U.S.) Index and the Nasdaq Biotechnology Index calculated similarly for the same period.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AXONYX INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ BIOTECHNOLOGY INDEX

* $100 invested on 1/4/99 in stock or on 12/31/98 in index- including reinvestment of dividends. Fiscal year ending December 31.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S PREVIOUS FILINGS MADE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES, THE COMPENSATION COMMITTEE REPORT, THE AUDIT COMMITTEE REPORT, AUDIT COMMITTEE CHARTER, REFERENCE TO THE INDEPENDENCE OF THE AUDIT COMMITTEE MEMBERS AND THE STOCK PERFORMANCE GRAPH ARE NOT DEEMED FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY OF THOSE PRIOR FILINGS OR INTO ANY FUTURE FILINGS MADE BY THE COMPANY UNDER THOSE STATUTES.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  In 2003, officers, directors and greater than ten percent stockholders were required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based on a review of copies of such forms that have been furnished to the Company in 2003, the Company has determined that the following reporting persons subject to Section 16(a) failed to file reports on a timely basis.

Security Ownership of Certain Beneficial Owners and Management.

          The following table sets forth certain information regarding beneficial ownership of our common stock as of May 6, 2004 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by each of our Named Executive Officers and directors and (c) by all executive officers and directors of the Company as a group.  As of May 6, 2004 there were 51,233,773 shares of our common stock issued and outstanding.  The numbers of shares beneficially owned include shares of common stock that the listed beneficial owners have the right to acquire within 60 days of May 6, 2004 upon the exercise of all options and other rights beneficially owned on that date.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of Class

Marvin S. Hausman, M.D. (2)	3,143,689	6.04%
Gosse B. Bruinsma, M.D. (3)	535,500	1.03%
S. Colin Neill (4)	52,500	0.10%
Louis G. Cornacchia (5)	216,433	0.42%
Steven H. Ferris, Ph.D. (6)	61,500	0.12%
Gerard J. Vlak, Ph.D. (7)	48,750	0.10%
Ralph Snyderman, M.D. (8)	12,500	0.02%
All directors and executive officers (7 persons) as a group	4,070,872	7.71%
OrbiMed Advisors LLC (9)	2,947,274	5.75%

(1)	Unless otherwise indicated, the address of each of the listed beneficial owners identified above is c/o 500 Seventh Avenue, 10th Floor, New York, NY 10018.

(2)

Marvin S. Hausman, M.D.  Includes:  (i) 2,337,439 shares owned by Dr. Hausman; (ii) 200,000 vested but unexercised options exercisable at $3.11 per share granted on January 13, 1999, (iii) 100,000 vested but unexercised options exercisable at $11.50 per share granted on January 10, 2000, (iv) 150,000 vested but unexercised options exercisable at $7.91 per share granted on December 15, 2000, and (v) 150,000 vested but unexercised options exercisable at $3.16 per share granted on December 11, 2001,  (vi) 75,000 vested but unexercised options exercisable at $1.10 per share granted on November 7, 2002 (vii) 100,000 options exercisable at $1.18 per share granted on March 17, 2003 and (vii) 31,250 vested but unexercised options exercisable at $ 3.61 per share granted on November 18, 2003.  This grant was contingent upon the 2000 Amended and Restated Stock Option Plan’s evergreen provision effective January 1, 2004.  Does not include:  (i) 3,000 shares gifted to Dr. Hausman’s three adult children, with 1,000 to each in October 1999, (ii) 200 shares gifted to Roberta Matta in October 1999, (iii) 5,000 shares gifted to a religious institution in October 2000, (iv) 5,000 shares gifted to six non-affiliate donees in September 2000, (v) 10,550 shares gifted to six non-affiliate donees, including Dr. Hausman’s three adult children in July 2001, (vi) 4,300 shares gifted to three non-affiliate donees in October 2001, (vii) 3,000 shares gifted to a non-affiliate donee in October 2001, (viii) 12,300 shares gifted to Dr. Hausman’s three adult children and Roberta Matta in December 2001, (ix) 4,717 shares gifted to two non-affiliate donees in December 2001, (x) 8,834 shares gifted to five non-affiliate donees in February 2002, (xi) 4,500 shares gifted to two non-affiliate donees in March 2002, (xii) 5,832 shares gifted to five non-affiliate donees, (xiii) 16,000 shares gifted to three non-affiliate donees in September 2002, (xiv) 20,000 shares gifted to two non-affiliate donees in February 2003, (xv) 10,000 shares gifted to a non-affiliate donee in March 2003, (xvi)  60,000 shares gifted to an non-affiliated donee in April 2003, and (xvii) 1,000 shares gifted to Roberta Matta in April 2003,  and (xviii ) 2000 share gifted to a non-affiliated donee, 500 shares gifted to Kevin Matta and 1,000 shares gifted to Roberta Matta in February 2004,  (xix) 100,000 unvested options exercisable at $3.16 per share granted on December 11, 2001, (xx) 100,000 unvested options exercisable at $1.07 granted on March 17, 2003, and (xxi) 93,750 unvested options exercisable at $3.61 per share granted on November 18, 2003. This grant was contingent upon the 2000 Amended and Restated Stock Option Plan’s evergreen provision effective January 1, 2004.

(3)

Gosse B. Bruinsma, M.D.  Includes: (i) 500 shares owned by Gosse Bruinsma, M.D., (ii) 125,000 vested but unexercised options exercisable at $9.50 per share granted on October 10, 2000; (iii) 50,000 vested but unexercised options exercisable at $4.52 per share granted on May 11, 2001; (iv) 120,000 vested but unexercised options exercisable at $3.16 per share granted on December 11, 2001; (v) 75,000 vested but unexercised options exercisable at $2.89 per share granted on June 11, 2002; (vi) 40,000 vested but unexercised options exercisable at $1.00 per share granted November 7, 2002 (vii) 100,000 vested but unexercised options exercisable at $1.07 per share granted on March 17, 2003, and (viii) 25,000 vested but unexercised options exercisable at $3.61 per share granted November 18, 2003. This grant was contingent upon the 2000 Amended and Restated Stock Option Plan’s evergreen provision effective January 1, 2004.  Does not include:  (i) 25,000 unvested options exercisable at $9.50 per share granted on October 10, 2000; (ii) 80,000 unvested options exercisable at $3.16 per share granted on December 11, 2001; (iii) 25,000 unvested options exercisable at $2.89 per share granted on June 11, 2002; (iv) 100,000 unvested options exercisable at $1.07 per share granted on March 17, 2003; (v) 75,000 unvested options exercisable at $3.61 per share granted November 18, 2003. This grant was contingent upon the 2000 Amended and Restated Stock Option Plan’s evergreen provision effective January 1, 2004.

(4)

S. Colin Neill. Includes: (i) 50,000 vested but unexercised options exercisable at $3.76 granted on September 15, 2003, of which 23,405 options were contingent upon the 2000 Amended and Restated Stock Option Plan’s evergreen provision effective January 1, 2004, (ii) 2,500 vested but unexercised option exercisable at $3.61 granted on November 18, 2003.  Does not include: (i) 150,000 unvested options exercisable at $3.76 per share granted on September 15, 2003, of which 70,215 options were contigent upon the 2000 Amended and Restated Stock Option Plan’s evergreen provision effective January 1, 2004, and (ii) 7,500 unvested options exercisable at $3.61 per share granted on November 18, 2003.

(5)

Louis G. Cornacchia.  Includes:  (i) 138,622 shares owned by Mr. Cornacchia; (ii) 33,311 common stock purchase warrants exercisable at $0.688 per share purchased in a private placement on December 31, 2002; (iii) 2,000 common stock purchase warrants exercisable at $11.00 per shares purchased in a private placement on October 25, 1999; (iv) 30,000 vested but unexercised options exercisable at $0.825 per share granted on February 21, 2003 and (v) 12,500 vested but unexercised options exercisable at $4.24 per share granted September 23, 2003.  Does not include: (i) 20,000 unvested options exercisable at $0.825 per share granted on February 21, 2003 and (ii) 37,500 unvested options exercisable at $4.24 per share granted September 23, 2003.

(6)

Steven H. Ferris, Ph.D.  Includes:  (i) 5,000 vested but unexercised options exercisable at $7.00 per share granted on March 25, 2000; (ii) 4,000 vested but unexercised options exercisable at $11.00 per share granted on March 25, 2000 (iii) 10,000 vested but unexercised options exercisable at $3.06 per share granted on February 15, 2002, (iv) 30,000 vested but unexercised options exercisable at $1.11 per share granted on January 14, 2003 and (v) 12,500 vested but unexercised options exercisable at $4.24 per share granted September 23, 2003. Does not include:  (i) 20,000 unvested options exercisable at $1.11 per share granted on January 14, 2003 and (ii) 37,500 unvested options exercisable at $4.24 per share granted September 23, 2003.

(7)

Gerard J. Vlak, Ph.D.  Includes: (i) 30,000 vested but unexercised options exercisable at $0.825 per share granted on February 21, 2003 and (ii) 18,750 vested but unexercised options exercisable at $4.24 per share granted September 23, 2003. Does not include:  (i) 20,000 unvested options exercisable at $0.825 per share granted on February 21, 2003, and (ii) 56,250 unvested options exercisable at $4.24 per share granted September 23, 2003.

(8)

Ralph Snyderman, M.D. Includes: (i) 12,500 vested but unexercised options exercised at $7.09 per share granted on March 8, 2004.  Does not include: (ii) 37,500 unvested options exercisable at $7.09 per share granted on March 8, 2004.

(9)

OrbiMed Capital LLC. This information is derived from a Schedule 13G dated February 17, 2004 filed with the Securities and Exchange Commission by Samuel D. Isaly, Managing Member.  Samuel D. Islay reports beneficial ownership of 2,947,274 common shares.  OrbiMed Capital LLC’s address is 767 Third Avenue, 30th floor, New York, NY  10017.

Certain Relationships and Related Transactions.

          The Company reimburses the Chairman and Chief Executive Officer for certain costs incurred in maintaining an office and related support in Portland, Oregon. The amounts in 2003 and 2002 were $31,719 and $54,736 respectively.

OTHER MATTERS

          The management of the Company is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above.  However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

PROXY SOLICITATION

          The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies therefor.

          The Company may consider the engagement of a proxy solicitation firm.  Our directors, officers and employees may also solicit proxies by mail, telephone and personal contact.  They will not receive any additional compensation for these activities.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

          Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders.  In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal.  In addition, the stockholder must continue to hold those securities through the date of the meeting.  Under current Securities and Exchange Commission rules, to be included in the Company’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2005 annual meeting of stockholders must be received by the Company, subject to certain exceptions, no later than February 23, 2005.  Any such proposal, including any accompanying supporting statement, may not exceed 500 words.  Such proposal should be addressed to the Secretary of the Company, S. Colin Neill.  In addition, the proxy solicited by the Board of Directors for the 2005 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2005 annual meeting of stockholders that is not described in the 2005 proxy statement unless the Company has received notice of such proposal on or before the close of business on February 23, 2005.  However, if the Company determines to change the date of the 2005 annual meeting of stockholders more than 30 days from July 1, 2005, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2005 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the Securities and Exchange Commission.

ANNUAL REPORTS

          Our 2004 Annual Report to Stockholders, which contains selected information from our Annual Report on Form 10-K, including its financial statements for the year ended December 31, 2003, accompanies this proxy statement.  The Company’s Annual Report on Form 10-K, for the year ended December 31, 2003 will also be made available (without exhibits), free of charge, to interested stockholders upon written request to Victoria Trahan, Office Manager, 500 Seventh Avenue, 10th Floor, New York, New York 10018, telephone (212) 645-7704.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Marvin S. Hausman, M.D.

Marvin S. Hausman, M.D. Chairman & Chief Executive Officer

May 14, 2004

APPENDICES

Appendix A:	Nominating/Governance Committee Charter

Appendix B:	Amended and Restated Compensation Committee Charter

Appendix C:	Amended and Restated Audit Committee Charter

Appendix D:	Proposed Amendment to the Axonyx Inc. Restated Articles of Incorporation

Appendix E:	Axonyx Inc. Second Amended and Restated 2000 Stock Option Plan

APPENDIX A

Axonyx, Inc.

NOMINATING/GOVERNANCE
COMMITTEE CHARTER

I. Purpose

The primary objectives of the Nominating/Governance Committee are to assist the Board of Directors by: (a) identifying individuals qualified to become Board members, evaluating candidates proposed by members of the Board or others, and recommending that the Board select a group of Director nominees for each annual meeting of the Company’s stockholders; (b) recommending qualified and experienced Directors for membership on Board committees and assisting the Board in determining that members of the Audit, Compensation and Nominating/Governance Committees shall l be independent as required by the Nasdaq Stock Market and other requirements pertaining to Committee members, or Directors generally, under applicable law or regulation; and (c) developing and recommending to the Board, and upon adoption by the Board, overseeing the implementation and review of, a set of effective corporate governance principles applicable to the Company.

II. Organization

The Nominating/Governance Committee shall consist of three or more Directors, each of whom shall satisfy the applicable independence requirements of the Nasdaq Stock Exchange and any other requirements pertaining to members of the Committee, or Directors generally, under applicable law or regulation.

Committee members shall be appointed by the Board, and members shall serve until their successors shall be duly elected and qualified.  The Committee’s chair shall be designated by the Board.  If the chair is not present at the meeting, the member with the longest service on the Committee shall serve as the chair for that meeting.

III. Structure and Meetings

The Committee has four regularly scheduled meetings each year, and shall have such additional meetings as it deems appropriate in order to carry out its responsibilities.  The chair of the Committee will preside at each meeting and will approve the agenda of items to be addressed at each regularly scheduled meeting.  Management will circulate a proposed agenda for each regular meeting to each Committee member in advance of the meeting.

IV. Goals and Responsibilities

In its capacity as nominating committee, the Committee shall:

A.

review possible candidates for Board Membership consistent with the Board’s criteria for selecting new Directors, including a candidate’s professional background, leadership positions, experience, expertise, reputation for integrity, and potential for contributions to the Company;

B.	annually recommend to the Board a slate of Board nominees for election at the annual meeting of the Company’s stockholders;

C.

review the membership of the Board’s committees and characteristics of Directors which are aligned with membership on particular committees; advise the Board on committee member qualifications; and periodically recommend to the Board a slate for committee membership and committee chairs.

In its capacity as governance committee, the Committee shall:

D.

develop and recommend to the Board a set of corporate governance principles applicable to the Company, review and assess the adequacy of such principles periodically, and recommend to the Board any changes deemed appropriate;

E.	develop and recommend policies on the size and composition of the Board;

F.	make recommendations to the Board as to determinations of Director independence;

G.	review Director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board;

H.	generally advise the Board on corporate governance matter, committee structure and operations and committee reporting to the Board;

I.	oversee Board performance evaluations on an annual basis;

J.	consider questions of possible conflicts of interest of Board members and senior executives of the Company to the extent these matters are not the responsibility of other Board Committees.

The Committee will periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems appropriate.

V. Performance Evaluation

The Nominating/Governance Committee shall conduct an annual self-evaluation with respect to its performance, and shall share the results of its self-evaluation with the Board.

VI. Committee Resources

The Nominating/Governance Committee shall have the sole authority to retain and terminate any consultants, legal counsel or other advisors as it may deem appropriate in its sole discretion.  The Committee shall have sole authority to approve related fees and terms of employment for any consultants, counsel or other advisors that it retains.  Any consultant retained by the Committee shall report solely to the Committee.

APPENDIX B

Axonyx, Inc.
AMENDED AND RESTATED
Compensation Committee Charter
Approved by the Board of Directors on March 30, 2004

I. Purpose

The primary purpose of the Compensation Committee is:

(a)	To advise the Board with respect to the Company’s compensation policies.

(b)	To assist the Board in discharging its responsibilities in respect of compensation of the Company’s executive officers.

(c)	To make recommendations to the Board regarding corporate goals and objectives relevant to the compensation of the Chief Executive Officer.

(d)	To review and/or advise the Board with respect to the Company’s personnel compensation policies.

(e)	To review, approve and/or advise the Board with respect to the Company’s personnel policies and plans, including retirement, savings and benefit plans.

(f)	To produce an annual report for inclusion in the Company’s proxy statement on executive compensation.

II. Organization

•

The Compensation Committee shall consist of three or more directors, each of whom shall satisfy the applicable independence requirements of the Nasdaq Stock Market and any other requirements pertaining to members of the Committee, or Directors generally, under applicable law or regulation.

•

Committee members shall be appointed by the Board and shall serve until their successors shall be duly elected and qualified. The Committee’s chair shall be designated by the Board. If the chair is not present at a meeting, the member with the longest service on the Committee will serve as chair for that meeting.

III. Structure and Meetings

•	The Committee is required to hold four regularly scheduled meetings each year, and shall hold such additional meetings as it deems appropriate in order to carry out its responsibilities.

•	The chair of the Committee will preside at each meeting and will approve the agenda of items to be addressed at each regularly scheduled meeting.

•	Management will circulate a proposed agenda for each regular meeting to each Committee member in advance of the meeting.

IV. Goals and Responsibilities

•	Develop guidelines for and review the compensation policies of the Company in general and review and approve compensation of senior officers of the Company;

•

Make recommendations to the Board regarding corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluate the Chief Executive Officer’s performance in light of these goals and objectives and such factors as the Committee deems appropriate, recommend for approval by the Board the Chief Executive Officer’s compensation based on this evaluation;

•	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations;

•

Make recommendations to the Board with respect to incentive-compensation plans and equity-based plans, establish criteria for the granting of options and stock grants to the Company’s officers and other employees, and review and approve the granting of options and stock grants in accordance with such criteria;

•	Review, approve and/or advise the Board with respect to the Company’s personnel policies and plan, including retirement, savings and benefit plans;

•	Review major organizational and staffing matters, including senior management employment, promotion, retention and severance matters;

•	Periodically review the Company’s policies regarding long-term accumulation of Company stock by senior members of Management and the alignment of management’s interests with those of the Company;

•	Periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

•	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee of the Board deem appropriate.

V. Performance Evaluation

•	The Compensation Committee shall conduct an annual self-evaluation with respect to its performance, and shall share the results of its self-evaluation with the Board.

VI. Committee Resources

•	The Compensation Committee shall have the sole authority to retain and terminate any consultants, legal counsel or other advisors as it may deem appropriate in its sole discretion.

•	The Committee shall have sole authority to approve related fees and terms of employment for any consultants, counsel or any other advisor that it retains.

•	Any consultant retained by the Committee shall report solely to the Committee.

APPENDIX C

Axonyx Inc.
AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER
Approved by the Board of Directors on September 23, 2003

I. PURPOSE

The Audit Committee shall provide assistance to the Board of Directors of Axonyx Inc. (the “Corporation”) in fulfilling its responsibility to:

(1)	monitor the integrity of the Corporation’s financial statements and financial reporting process,

(2)	monitor the independent auditor’s qualifications and independence

(3)	monitor the performance of the Corporation’s internal control functions regarding financial reporting and the independent auditors,

(4)	review and approve any conflict-of-interest situation brought to its attention, and

(5)	monitor the Corporation’s approach to business ethics and compliance with legal and regulatory requirements.

II. ORGANIZATION AND MEETINGS

The Audit Committee shall be comprised of independent directors appointed by the Board of Directors and shall consist of at least three members.  The members of the Audit Committee shall meet the independence, experience and expertise requirements for members of public Corporation audit committees under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the exchange or market on which the Corporation’s securities are traded or listed.  Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.  The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee.  Audit Committee members may be replaced by the Board.

The Audit Committee shall meet at least quarterly and may meet more frequently as necessary to perform its oversight role under this Charter.  The Committee Chairman has the power to call a Committee meeting whenever he or she thinks that there is a need.  Committee members may attend meetings by teleconference.  A Committee member should not vote on any matter in which he or she is not independent.

The audit committee shall keep minutes of its meetings and shall make regular reports on its activities to the Board of Directors.

III. AUTHORITY AND RESPONSIBILITIES

In discharging its oversight role, the Audit Committee has the authority to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Corporation.  The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee.  The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.  The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel, accountant or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Responsibilities for engaging independent auditors and oversight of the independence of auditors.

The Audit Committee shall:

1.

Have sole authority to appoint, terminate and replace the Corporation’s independent auditor.  The Audit Committee shall be directly responsible for the compensation and oversight of the work of independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purposes of preparing or issuing an audit report or related work.  The independent auditor shall report directly to the Audit Committee.

2.	Approve in advance all audit and permitted non-audit services (including the fees and terms thereof) to be provided by the independent auditor, subject to any exception permitted by law or regulation.

3.

Obtain and review, at least annually, a report by the independent auditor describing:  (i) the auditor’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditor, and any steps taken to address these issues; and (iii) all relationships between the auditor and the Corporation.  Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management of internal auditors.  The audit committee shall present its conclusions with respect to the independent auditor to the Board.

4.	Request from the outside auditors, at least annually, a formal written statement regarding the auditor’s independence consistent with Independence Standards Board Standard No. 1.

5.

Discuss such written statement with the auditor concerning any disclosed relationships between the auditor and the Corporation, and if so determined by the Audit Committee, recommend that the Board take appropriate action to assure the independence of the auditor.  Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

6.	Review major changes to the Corporation’s accounting principles and practices taking into consideration the views of the independent auditor, internal or external accountants or management.

7.	Ensure the rotation of the audit partners as required by law.

8.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

Responsibilities for reviewing the annual external audit and the review of quarterly and annual financial statements.

1.

The Committee shall review with management and the outside auditors the audited financial statements and related footnotes to be included in the Corporation’s Annual Report on Form 10-K or 10-KSB (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K or 10-KSB), including the Corporation’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, review and consider with the outside auditors the matters required to be discussed by the Statement of Auditing Standards (“SAS”) No. 61, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K or 10-KSB.

2.	Review and discuss reports from independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

2.

Review with the independent auditor the completed audit, including a review of any major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Corporation’s financial statements, and any management letter provided by the auditor and the Corporation’s response to that letter and review any difficulties the auditor encountered in the course of its audit work (including any restrictions on the scope of the auditor’s activities or on access to information, and any significant disagreements with management) and management’s response.

3.

Review with management and the independent auditor the Corporation’s quarterly financial statements and the matters required to be discussed by SAS No. 61 prior to the release of quarterly earnings to the public or the filing of the financial statements with the SEC or other regulatory agencies.

4.

Review disclosures made to the Audit Committee by the Corporation’s Chief Executive Officer and Principal Financial Officer during their certification process for the Form 10-K or 10-KSB and Form 10-Q or 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

5.	Review any major changes to the Corporation’s accounting principles and practices as may be suggested by management.

Periodic responsibilities.

1.	Review and annually reassess the adequacy of this Charter and submit any amendments to the Board for approval.

2.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

3.	The Committee shall discuss with management and the outside auditors the quality and adequacy of the Corporation’s internal controls.

4.	Review and approve all related party transactions.

5.	Review the Corporation’s approach to business ethics and compliance with the law.

6.

Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles; this is the responsibility of management and upon completion of the audit by the independent auditor, subject to their findings, the auditors render their report on the financial statements.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations, this is the responsibility of the Board.

APPENDIX D

PROPOSED AMENDMENT TO AXONYX INC.  RESTATED ARTICLES OF
INCORPORATION:

Article V shall be replaced by the following:

ARTICLE V

     The corporation is authorized to issue One Hundred and Sixty Five Million (165,000,000) shares of par value $0.001 stock, consisting of two classes of stock, designated “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock authorized to be issued is One Hundred and Fifty Million (150,000,000), par value $0.001. The total number of shares of Preferred Stock authorized to be issued is Fifteen Million (15,000,000), par value $0.001. Any and all shares of stock may be issued, reissued, transferred or granted by the Board of Directors, as the case may be, to persons, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors shall have the authority to issue pursuant to the Nevada Revised Statutes and the By-Laws of the corporation. The Board of Directors shall have the authority to set, by resolution, the particular designations, preferences and the relative, participating, optional or other special rights and qualifications, limitations or restrictions of any class of stock or any series of stock within any class of stock issued by this corporation.

D-1

APPENDIX E

AXONYX INC.
SECOND AMENDED AND RESTATED 2000 STOCK OPTION PLAN
(As Amended and Restated Effective as of May___, 2004)

1. Purpose.

        This Second Amended and Restated 2000 Stock Option Plan is intended to encourage stock ownership in Axonyx Inc. by the officers, directors, employees and consultants of the Company or its affiliates in order to promote their interest in the success of the Company and to encourage their continued affiliation. All options granted under this Second Amended and Restated 2000  Stock Option Plan are intended to be either (a) Incentive Stock Options or (b) Non-Statutory Stock Options.

2. Definitions.

        As used herein the following definitions shall apply:

        “Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

        “Affiliate” shall mean any corporation defined as a “parent corporation” or a “subsidiary corporation” by Code Section 424(e) and (f), respectively.

        “Agreement” shall mean either a 2000 Incentive Stock Option Agreement or a 2000 Non-Statutory Stock Option Agreement, embodying the terms of the agreement between the Company and the Optionee with respect to Optionee’s Option.

        “Board” shall mean the Board of Directors of the Company.

        “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

        “Company” shall mean Axonyx Inc., a Nevada corporation.

        “Consultant” shall mean any person who performs services for the Company as a consultant or advisor.

        “Disability” or “Disabled” shall mean the condition of being “disabled” within the meaning of Section 422(c)(6) of the Code or any successor provision.

        “Director” shall mean an individual member of the Board.

        “Employee” shall mean any person treated as an employee (including officers and directors) in the records of the Company or any Affiliate and who is subject to the control and direction of the Company or any Affiliate with regard to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company to a Director shall not be sufficient to constitute “employment” of the Director by the Company.

        “Fair Market Value” per share of Stock on a given date shall mean:

(i)

If the Stock is at that time listed on a national securities exchange, then the Fair Market Value shall mean the average of the highest and lowest selling price per share of the Stock on the relevant date on the exchange determined by the Board to be the primary market for the Stock, as reported in the composite tape of transactions for such exchange as published in the Wall Street Journal or, if there were no sales on that date, the average of the highest and lowest selling price per share of Stock on the last preceding date on which there were sales.

(ii)

If the Stock is at that time traded on the Nasdaq National Market, then the Fair Market Value shall mean the average of the highest and lowest selling price per share of Stock on the relevant date, as the price is reported by the National Association of Securities Dealers, Inc., on the Nasdaq National Market, or any successor system and published in the Wall Street Journal. If there were no sales on the relevant date, then the Fair Market Value shall mean the average of the highest and lowest selling price on the last preceding date for which such quotation exists.

(iii)

If the Stock is neither listed on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall mean the value per share of Stock as determined by the Board after taking into account such factors as the Board shall in good faith deem appropriate.

        “Incentive Stock Option” shall mean an option granted pursuant to the Plan which is designated by the Board or its delegates as an “Incentive Stock Option” and which qualifies as an incentive stock option under Section 422 of the Code or any successor provision.

        “Non-Statutory Stock Option” shall mean a stock option granted pursuant to the Plan which is not an Incentive Stock Option.

        “Option” shall refer to either or both an Incentive Stock Option or Non-Statutory Stock Option, as the context shall indicate.

        “Optionee” shall mean the recipient of an Incentive Stock Option or a Non-Statutory Stock Option.

        “Option Price” shall mean the price per share of Stock to be paid by the Optionee upon exercise of the Option.

        “Option Stock” shall mean the total number of shares of Stock the Optionee shall be entitled to purchase pursuant to the Agreement.

        “Plan” shall mean this Axonyx  Inc. Second Amended and Restated 2000 Stock Option Plan, as amended from time to time.

        “Reporting Person” shall mean an Optionee who is required to file statements relating to his or her beneficial ownership of Stock with the SEC pursuant to Section 16(a) of the Act.

        “Rule 16b-3” shall mean Rule 16b-3 (as amended from time to time), promulgated by the SEC under the Act, and any successor thereto.

        “SEC” shall mean the Securities and Exchange Commission.

        “Stock” shall mean the $0.001 par value Common Stock of the Company

        “10% Stockholder” shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Affiliate).

        “Withholding Taxes” shall mean the applicable income and employment withholding taxes to which the holder of Non-Statutory Stock Options or unvested shares of Stock may become subject in connection with the exercise of those Options or the vesting of those shares.

3. Administration.

        The Plan shall be administered by the Board; provided, however, that the Board may delegate all or any part of its authority to administer the Plan in its entirety or, with respect to any group or groups of persons eligible to receive Options hereunder, to such committee as the Board shall in its sole discretion determine. Such committee shall be composed of not fewer than two non-Employee Directors (the “Committee”). If and when such a Committee is so appointed, references herein to the “Board” shall be deemed to be references to the Board or Committee, to the extent such entity is carrying out its administrative functions under the Plan with respect to matters under its jurisdiction. The Board or the Committee may adopt, amend and rescind such rules and regulations for carrying out the Plan and implementing agreements and take such actions as it deems proper. The interpretation, construction and application by the Board or the Committee of any of the provisions of the Plan or any Option granted thereunder shall be final and binding on the Company, all Optionees, their legal representatives, and any person who may acquire an Option directly from an Optionee by permitted transfer, bequest or inheritance. Reference to administrative acts by the Board in the Plan shall also refer to acts by the Committee, unless the context otherwise indicates. Whether or not the Board has delegated administrative authority, the Board has the final power to determine all questions of policy or expediency that may arise in administration of the Plan.

4. Eligibility.

        Only Employees are eligible to receive Incentive Stock Options under the Plan. Employees, Officers, Directors and Consultants of the Company or its Affiliates are eligible to receive Non-Statutory Stock Options under the Plan.

        No person shall be eligible to receive an Option for a larger number of shares than is recommended for him or her by the Board. Any Optionee may hold more than one Option (whether Incentive Stock Options, Non-Statutory Stock Options, or both, but only on the terms and conditions and subject to the restrictions set forth herein).

5. Stock Subject to the Plan.

(a) Options granted under the Plan shall be for shares of the Company’s authorized but unissued or re-acquired Stock. The aggregate number of shares of Stock which may be issued over the term of the Plan shall not exceed seven million and five hundred thousand (7,500,000) shares, subject to adjustment by the Board as provided herein. Stock issued under other stock option plans of the Company shall not be counted against the maximum number of shares that can be issued under the Plan.

(b) No individual shall be granted in any one calendar year Options to purchase more than 800,000 shares of Stock, subject to adjustment as provided herein.

(c) In the event that any outstanding Option expires or is terminated for any reason, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. If the Option Price of an Option under the Plan is paid with shares of Stock or should shares of Stock otherwise issuable under the Plan be withheld by the Company in satisfaction of the withholding taxes incurred in connection with the exercise of an Option under the Plan, then the number of shares of Stock available for issuance under the Plan shall be reduced by the net number of shares of Stock issued to the holder of such option, and not by the gross number of shares of Stock for which the Option is exercised. Stock issued on the exercise of an Option which is forfeited in accordance with the conditions contained in the grant by the Optionee after issuance shall be deemed to have never been issued under the Plan and, accordingly, shall not be counted against the maximum number of shares that can be issued under the Plan. Notwithstanding the terms of the previous two sentences, the maximum number of shares which may be issued under the Plan upon the exercise of Incentive Stock Options shall be seven million and five hundred thousand (7,500,000) shares, subject to adjustment by the Board as provided herein, regardless of the fact that under the terms of the preceding sentences, a lesser number of shares is deemed to be issued pursuant to the exercise of Incentive Stock Options. Shares of Stock underlying one or more stock appreciation rights exercised under Section 6(d)(v) shall not be available for subsequent issuance under the Plan.

(d) If any change is made to the Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made by the Board to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options and separately exercisable stock appreciation rights under the Plan per calendar year, (iii) the number and/or class of securities and the Option Price per share in effect under each outstanding option under the Plan and. Such adjustments to the outstanding options are to be effected in a manner, which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Board shall be final, binding and conclusive.

6. Terms and Conditions of Options.

        The Board or its delegates shall authorize the granting of all Options under the Plan with such Options to be evidenced by Incentive Stock Option Agreements or Non-Statutory Stock Option Agreements, as the case may be. Each Agreement shall be in such form as the Board may approve from time to time. Each Agreement shall comply with and be subject to the following terms and conditions:

(a) Type of Option; Number of Shares. Each particular Agreement shall state the type of Options to be granted (whether Incentive Stock Options or Non-Statutory Stock Options) and the number of shares to which the Option pertains. Under no circumstances shall the aggregate Fair Market Value of the Stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all incentive stock option plans of the Company and its Affiliates) exceed $100,000. To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such options are granted.

(b) Option Price. Each particular Agreement shall state the Option Price. The Option Price for an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of Stock on the date the Incentive Stock Option is granted. The Option Price for a Non-Statutory Stock Option shall be the price per share of Stock set by the Board or its delegates. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Stock on the date the Option is granted.

(c) Certificate Legends. Certificates for shares of Stock issued and delivered to Reporting Persons may be legended, as the Board deems appropriate, if required by the provisions of any applicable rule or regulation.

(d) Medium and Time of Payment. The aggregate Option Price shall be payable upon the exercise of the Option and shall be paid in any combination of:

(i)	United States cash currency;

(ii)	a cashier’s or certified check to the order of the Company;

(iii)	a personal check acceptable to the Company;

(iv)

to the extent permitted by the Board, shares of Stock of the Company (including previously owned Stock or Stock issuable in connection with the Option exercise), properly endorsed to the Company, whose Fair Market Value on the date of exercise equals the aggregate Option Price of the Option being exercised;

(v)

to the extent permitted by the Board, the Optionee’s entering into an agreement with the Company, whereby a portion of the Optionee’s Options are terminated and where the “built-in gain” on any Options which are terminated as part of such agreement equals the aggregate Option Price of the Option being exercised. “Built-in gain” means the excess of the aggregate Fair Market Value of any Stock otherwise issuable on exercise of a terminated Option, over the aggregate Option Price otherwise due the Company on such exercise.

(vi)

The Company may establish, from time to time, procedures for a “cashless exercise” of Options, including to the extent the Option is exercised for vested shares of stock, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the Option Price for the purchased shares must be made on the exercise date.

        The Board may permit deemed or constructive transfer of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Board may take any necessary or appropriate steps in order to facilitate the payment of any such Option Price. Without limiting the foregoing, the Board may cause the Company to loan the aggregate Option Price to the Optionee or to guarantee that any Stock to be issued will be delivered to a broker or lender in order to allow the Optionee to borrow the aggregate Option Price. The Board, in its sole and exclusive discretion, may require satisfaction of any rules or conditions in connection with payment of the Option Price at any particular time, in any particular form, or with the Company’s assistance. If Stock used to pay any Option Price is subject to any prior restrictions imposed in connection with any plan of the Company (including this Plan), an equal number of the shares of Stock acquired on exercise shall be made subject to such prior restrictions in addition to any further restrictions imposed on such Stock by the terms of the Optionee’s Agreement or by the Plan.

(e) Vesting. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), any unexercised Option Stock may be exercised from time to time.

(f) Duration of Options. Each particular Agreement shall state the term of the Option; provided, however, that all Incentive Stock Options granted under this Plan shall expire and not be exercisable after the expiration of ten (10) years from the date granted; provided, further, that any Incentive Stock Option granted to an Employee who is a 10% Stockholder shall expire and not be exercisable after the expiration of five (5) years from the date granted. Non-Statutory Stock Options shall expire and not be exercisable after the date set by the Board or its delegates in the particular Agreement, or on any later date subsequently approved by the Board or its delegates.

(g) Exercise of Options.

(i)

Each particular Agreement shall state when the Optionee’s right to purchase Stock pursuant to the terms of an Option are exercisable in whole or in part. Subject to the earlier termination of the right to exercise the Options as provided under this Plan, Options shall be exercisable in whole or in part as the Board, in its sole and exclusive discretion, may provide in the particular Agreement, as amended. The Board may at any time increase the percentage of an Option that is otherwise exercisable under the terms of a particular Agreement. The Board, in its sole and exclusive discretion, may permit the issuance of Stock underlying an Option prior to the date the Option is otherwise exercisable, provided such Stock is subject to repurchase rights which expire pro rata as the Option would otherwise have become exercisable.

(ii)

If the Optionee does not exercise in any one (1) year period the full number of shares to which he or she is then entitled to exercise, the Optionee may exercise those shares in any subsequent year during the term of the Option.

(h) Transfer of Options. An Option shall not be transferable except by will or by the laws of decent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person, except as specifically provided for by the Board. An attempted non-permitted transfer of an Option shall be void.

(i) Disability of Optionee. In the event an Optionee ceases to provide services as an Employee, Director or Consultant as a result of the Optionee’s Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination (or such shorter period specified in the Agreement and in no event no event later than the expiration of the term of such Option as set forth in the Agreement), and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Agreement). If, at the date of termination, the Optionee is not entitled to exercise his of her entire Option, the unexercisable portion of Option shall terminate immediately and the shares covered thereby shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the shares covered thereby shall revert to the Plan.

(j) Death of Optionee. In the event an Optionee ceases to provide services to as an Employee, Director or Consultant as a result of his or her death, the Option may be exercised, at any time within sixteen (16) months following the date of death (or such other period specified in the Agreement and in no event later than the expiration of the term of such Option as set forth in the Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the unexercisable portion of the Option shall terminate immediately and the shares covered thereby shall revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the shares covered thereby shall revert to the Plan.

(k) Other Termination of Employment or Relationship as an Officer, Director or Consultant. In the event that an Optionee shall cease to be employed by or perform services for the Company or its Affiliates prior to the Option’s expiration date (other than upon the Optionee’s death or Disability), the exercise of Options held by such Optionee shall be subject to such limitations on the periods of time during which such Options, may be exercised as may be specified in the particular Agreement, as amended, between the Optionee and the Company. Whether authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan or any Agreement shall be determined by the Board in its sole and exclusive discretion. No provision of the Plan or any Agreement shall be construed so as to grant any individual the right to remain in the employ or service of the Company for any period of specific duration.

(l) Corporate Transactions.

(i)

The Board, in its sole and exclusive discretion, may make such equitable adjustments to the Plan and outstanding Options as it deems appropriate in order to preclude the dilution or enlargement of benefits under the Plan, upon exchange of all of the outstanding stock of the Company for a different class or series of capital stock or the separation of assets of the Company, including a spin-off or other distribution of stock or property by the Company.

(ii)

Except as provided in the following sentence, if the Company shall be the surviving corporation in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Option Stock would have been entitled. A dissolution or liquidation of the Company, a merger (other than a merger the principal purpose of which is to change the state of the Company’s incorporation) or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the Company’s Stock outstanding immediately preceding the merger is converted by virtue of the merger into other property, or other capital reorganization in which more than fifty percent (50%) of the Company’s Stock is exchanged (unless the dissolution or liquidation plan, merger or consolidation agreement or capital reorganization corporate documents expressly provide to the contrary) shall cause each outstanding Option to terminate, provided, that each Optionee shall, immediately prior to such event, have the right to exercise his or her Option in whole or in part, unless the Option in connection with such event is either to be assumed by the successor corporation or parent thereof, or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or the Option is to be replaced by a comparable cash incentive program of the successor corporation based on the value of the Option on the date of such event. Notwithstanding the preceding, if, within one (1) year from the date of such event, an Employee’s employment is involuntarily terminated, then the Employee’s outstanding Options, if any, shall become immediately exercisable.

(iii)

All adjustments required by the preceding paragraphs shall be made by the Board, whose determination in that respect shall be final, binding and conclusive, provided, that, except with respect to any accelerated exercisability, adjustments shall not be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an “incentive stock option” within the meaning of Code Section 422. The portion of any Incentive Stock Option accelerated in connection with a transaction pursuant to this Section 6(l) shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Stock Option under the Federal tax laws.

(iv)

The Board shall have the discretionary authority to structure one or more outstanding Options so that those Options shall, immediately prior to the effective date of a corporate transaction, become exercisable in whole or part for the shares of Stock at the time subject to those Options and may be exercised for any or all of those shares as fully vested shares of Stock, whether or not those options are to be assumed in the corporate transaction or otherwise continued in effect.

(v)

Except as expressly provided in this Paragraph 6(l), an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend, or any other increase in the number of shares of stock of any class by reason of any dissolution, liquidation, merger, consolidation, reorganization, or separation of assets, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or amount of the Option Stock or the Option Price of outstanding Options.

(vi)

The grant or existence of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(m) Rights as a Shareholder. An Optionee shall not have rights as a shareholder with respect to any shares until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate, except as provided in Paragraph 6(l) above.

(n) Other Provisions. Each Option Agreement may contain such other provisions, including without limitation, restrictions upon the exercise or transferability of the Option, as the Board may deem advisable.

7. Miscellaneous.

(a) Modification, Extension and Renewal of Options. Subject to the terms and conditions of the Plan, the Board may modify (including lowering the Option Price or changing Incentive Stock Options into Non-Statutory Stock Options), extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options under this Plan and/or other stock option plans of the Company (to the extent not previously exercised) and authorize the granting of new Options in substitution therefor. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan.

(b) Securities Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person’s own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. Unless an Optionee could otherwise exercise a Stock Option or dispose of Stock delivered upon exercise of a Stock Option granted under the Plan without incurring liability under Section 16(b) of the Exchange Act, at least six months shall elapse from the date of acquisition of the Stock Option to the date of disposition of its underlying Stock.

(c) Withholding Taxes. When the Company becomes required to collect federal and state income and employment taxes in connection with the exercise of an Option or the vesting of shares acquired under the Plan, the holder of the Option shall promptly pay to the Company the amount of such taxes in cash, unless the Board permits or requires payment in another form. Subject to such conditions as it may require, the Board, in its sole discretion, may provide any or all holders of Non-Statutory Stock Options or unvested shares of Stock with the right to use shares of Stock in satisfaction of all or part of the Withholding Taxes to which such holders may become subject in connection with the exercise of their Options or the vesting of Stock. Such right may be provided to any such holder in either or both of the following formats:

        Stock Withholding: The election to have the Corporation withhold, from the shares of Stock otherwise issuable upon the exercise of such Non-Statutory Stock Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Stock Option is exercised or the shares vest, one or more shares of Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

8. Term of Plan.

        The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall not extend beyond a date ten (10) years from the date of adoption hereof by the Board. No Incentive Stock Options or Non-Statutory Stock Options may be granted under the Plan while the Plan is suspended or after it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

9. Amendment of Plan.

        The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws and regulations.

        Options may be granted in excess of the number of shares of Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Optionees the Option Price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

10. Application of Funds.

        The proceeds received by the Company from the sale of Stock pursuant to the exercise of an Option will be used for general corporate purposes.

11. No Obligation to Exercise Option.

        The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

12. Indemnification.

        In addition to such other rights of indemnification as they may have as Directors, Employees or agents of the Company, the Directors, or any individuals who are delegated authority by the Board to administer the Plan, shall be indemnified by the Company against: (i) their reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder; and (ii) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action,. suit or proceeding, except in actions to matters as to which it shall be adjudged in such action, suit or proceeding that such Director or individual is liable for negligence or misconduct in the performance of his duties; this indemnification is expressly conditioned upon the indemnified party, within ninety (90) days after institution of any such action, suit or proceeding, offering the Company in writing the opportunity, at its own expense, to handle and defend the same.

13. Approval of Stockholders.

        The portions of the Plan dealing with Incentive Stock Options shall not take effect unless approved by the stockholders of the Company’s preferred (if any) and common stock, which approval must occur within a period commencing twelve (12) months before and ending twelve (12) months after the date the Plan is adopted by the Board. Nothing in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including the right of the Company to grant Non-Statutory Stock Options for proper corporate purposes.

AXONYX INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Marvin S. Hausman, M.D. with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Axonyx Inc. (the “Company”) to be held on June 22, 2004 at 10:00 a.m. Eastern Standard Time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AXONYX INC.

June 22, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach and mail in the envelope provided.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS and “FOR” PROPOSALS 2, 3 AND 4.

          PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  |X|

1. Election of Directors

|_|	FOR ALL NOMINEES	NOMINEES

|_|	WITHHOLD AUTHORITY	O	Marvin S. Hausman, M.D.
	FOR ALL NOMINEES	O	Gosse B. Bruinsma, M.D.
		O	Louis G. Cornacchia
		O	Steven H. Ferris, Ph.D.
		O	Gerard J. Vlak, Ph.D.
		O	Ralph Snyderman, M.D.
|_|	FOR ALL EXCEPT

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  •

	FOR	AGAINST	ABSTAIN
2. Approval of Amendment to the Restated Articles of Incorporation	|_|	|_|	|_|

3. Approval of Second Amended and Restated 2000 Stock Option plan	|_|	|_|	|_|

4. Ratification of Appointment of Independent Auditors	|_|	|_|	|_|

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.